Exhibit 99.1

NETRATINGS, INC.

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

UNAUDITED PRO FORMA CONDENSED COMBINED
FINANCIAL STATEMENTS

The following unaudited pro forma condensed combined financial statements have been prepared in accordance with accounting principles generally accepted in the United States (GAAP) and with Article 11 of the Securities and Exchange Commission Regulation S-X to illustrate the effects of the acquisition of NetValue by NetRatings on the historical financial position and results of operations of the combined entity.

The following unaudited pro forma condensed combined financial statements are NetRatings’ historial consolidated financial statements after having given effect to: (1) the May 2002 acquisition of e-Ratings.com Inc. by NetRatings; and (2) the August 2002 acquisition of NetValue by NetRatings. Consequently, the following unaudited pro forma condensed combined financial statements have been derived from, and should be read in conjunction with accompanying notes thereto, with:

•
NetRatings’ historial consolidated financial statements and related notes thereto, included in NetRatings’ Annual Report on Form 10-K filed with the SEC on April 1, 2002 and NetRatings’ Quarterly Report on Form 10-Q filed with the SEC on August 14, 2002;

•
NetRatings’ pro forma condensed combined financial statements, and related notes thereto, that gave effect to the acquisition of eRatings.com Inc. by NetRatings, included with NetRatings’ Periodic Report on Form 8-K as filed with the SEC on July 15, 2002; and

•	NetValue’s historial financial statements and related notes thereto, which are included in this Periodic Report on Form 8-K.

The unaudited pro forma condensed combined balance sheet as of June 30, 2002 gives effect to the acquisition of NetValue by NetRatings as if the acquisition had occurred on June 30, 2002. The unaudited pro forma condensed combined statements of operations for the year ended December 31, 2001 is presented to give effect to the acquisition of NetValue by NetRatings, after giving effect to the acquisition of eRatings.com Inc., as if it had been consummated on January 1, 2001. The unaudited pro forma condensed combined statement of operations for the six months ended June 30, 2002 is presented to give effect to the acquisition of NetValue by NetRatings as if it had been consummated on January 1, 2002.

The allocation of the NetValue purchase price is preliminary and does not reflect the final fair value adjustments to their assets and liabilities, since those amounts have not been finalized and have been estimated at this time. The fair value of NetValue’s assets and liabilities will be determined as of the date of the acquisition through independent appraisal.

NETRATINGS, INC.

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
June 30, 2002

	Historical
	NetRatings	NetValue	Pro Forma Adjustments		Pro Forma Combined
	(in thousands)
ASSETS
Current assets:
Cash and cash equivalents	$87,421	$1,907	$(7,293	)(1)	$82,035
Marketable securities	167,085	11,230	—		178,315
Trade receivables, net	9,505	2,770	—		12,275
Due from related parties	622	—	—		622
Prepaid expenses and other current assets	231	835	—		1,066

Total current assets	264,864	16,742	(7,293)		274,313
Property and equipment at cost, net	3,692	1,435	—		5,127
Intangibles acquired	24,203	2,044	(1,044	)(1)	25,203
Goodwill	41,022	—	7,418	(1)	48,440
Other assets	5,642	349	—		5,991

Total assets	$339,423	$20,570	$(919)		$359,074

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$5,617	$3,233	$—		$8,850
Accrued liabilities	12,274	1,809	1,750	(1)	15,833
Due to related parties	4,280	—	—		4,280
Deferred revenue	11,100	1,622	—		12,722
Restructuring liability	6,873	—	3,000	(1)	9,873

Total current liabilities	40,144	6,664	4,750		51,558
Minority interests	—	—	6,675	(2)	6,675
Commitments and contingencies
Stockholders’ equity:
Common stock	33	2,196	(2,196	)(1)	33
Additional paid-in capital	417,785	64,213	(62,651	)(1)	419,347
Deferred compensation and other costs	(21,314)	630	(630	)(1)	(21,314)
Accumulated deficit	(76,595)	(53,133)	53,133	(1)	(76,595)
Treasury stock	(20,630)	—	—		(20,630)

Total stockholders’ equity	299,279	13,906	(12,344)		300,841

Total liabilities and stockholders’ equity	$339,423	$20,570	$(919)		$359,074

NETRATINGS, INC.

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
Six Months Ended June 30, 2002

	Historical
	NetRatings	NetValue	Pro Forma Adjustments		Pro Forma Combined
	(in thousands, except per share data)
Revenue	$11,596	$2,066	—		$13,662
Cost of revenue	6,528	2,231	(462	)(6)	8,297

Gross profit	5,068	(165)	462		5,365
Operating expenses:
Research and development	3,399	547	—		3,946
Sales and marketing	6,371	1,786	—		8,157
General and administrative	3,054	2,560	—		5,614
Restructuring expense	6,969	173	—		7,142
Acquisition expenses	3,033	—	—		3,033
Amortization of intangibles	610	—	100	(3)	710
Stock-based compensation	4,872	—	—		4,872

Total operating expenses	28,308	5,066	100		33,474

Loss from operations	(23,240)	(5,231)	362		(28,109)
Loss from joint ventures	(2,111)	—	—		(2,111)
Interest income, net	4,218	(335)	—		3,883
Minority interest	—	62	2,458	(4)	2,520

Net loss	$(21,133)	$(5,504)	$2,820		$(23,817)

Net loss per share:
Basic	$(0.64)	$(0.62)			$(0.72)

Diluted	$(0.64)	$(0.62)			$(0.72)

Shares used in the calculation of net loss per share:
Basic	32,765	8,852	(8,586	)(5)	33,031

Diluted	32,765	8,852	(8,586	)(5)	33,031

NETRATINGS, INC.

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
Year Ended December 31, 2001

	Historical
	NetRatings	NetValue	Pro Forma Adjustments		Pro Forma Combined
	(in thousands, except per share data)
Revenue	$30,409	$5,925	—		$36,334
Cost of revenue	30,914	11,184	(530	)(6)	41,568

Gross profit	(505)	(5,259)	530		(5,234)
Operating expenses:
Research and development	9,427	1,412	—		10,839
Selling and marketing	23,444	5,420	—		28,864
General and administrative	14,491	8,630	—		23,121
Restructuring Expenses	—	1,547	—		1,547
Amortization of intangibles	—	—	200	(3)	200
Stock-based compensation	9,906	—	—		9,906

Total operating expenses	57,268	17,009	200		74,477

Loss from operations	(57,773)	(22,268)	330		(79,711)
Loss from joint ventures	(2,505)	—	—		(2,505)
Interest income, net	15,561	1,379	—		16,940
Minority interest	—	2,511	8,627	(4)	11,138

Net loss	$(44,717)	$(18,378)	$8,957		$(54,138)

Net loss per share:
Basic	$(1.33)	$(2.08)			$(1.60)

Diluted	$(1.33)	$(2.08)			$(1.60)

Shares used in the calculation of net loss per share:
Basic	33,613	8,818	(8,552	)(5)	33,879

Diluted	33,613	8,818	(8,552	)(5)	33,879

A.  Basis of pro forma presentation

On August 5, 2002, NetRatings announced the acquisition of 52% of NetValue’s outstanding common stock. NetValue is a French company traded on the French stock exchange whose business is focused in the international internet media and market research industries. In exchange for 52% of NetValue’s outstanding common stock, NetRatings paid $7,293,000 in cash and issued 266,000 shares of NetRatings’ common stock to NetValue’s common stockholders. On October 7, 2002, NetRatings commenced a simplified all-cash take-over bid to acquire the outstanding NetValue shares that NetRatings did not already own. NetRatings is accounting for the transaction under the purchase method.

NetValue issues its publicly filed financial statements in accordance with accounting principles generally accepted in France. A reconciliation of these financial statements to accounting principles generally accepted in the United States has been provided for purposes of these pro forma statements.

B.  Pro forma adjustments

1.
To record the issuance of 266,000 shares of NetRatings common stock in exchange for 52% of the outstanding shares of NetValue common stock as if the acquisition occurred on June 30, 2002. The following calculation of estimated purchase price and preliminary allocation to the net assets of NetValue were determined as follows and are used for illustrative pro forma purposes only:

CALCULATION OF ESTIMATED PURCHASE PRICE:

Estimated cash	$7,293,000
Estimated number of shares to be issued	266,000
Average share price of NetRatings common stock two days before and two days after the acquisition announcement	$5.87

Fair value of estimated common stock to be issued	$1,562,000
Estimated acquisition costs	1,750,000

$10,605,000

Preliminary allocation of purchase price:
NetValue’s pro forma net assets, less estimated restructuring costs	$2,187,000
Estimate of specifically identified intangibles	1,000,000
Goodwill	7,418,000

$10,605,000

2.	To record the minority interest in the net assets of NetValue as of June 30, 2002.

3.	To record amortization on specifically identified intangibles related to the NetValue acquisition.

4.	To reflect the minority stockholders’ interest in NetValue’s loss.

5.
To reflect the issuance of 266,000 shares of NetRatings’ common stock to NetValue common stockholders as if the acquisition occurred at the beginning of the period and to eliminate NetValue’s weighted average shares outstanding.

6.	To eliminate amortization of intangibles and record panel expenses associated with each respective period.